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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Commission

          Date of Report (Date of earliest event reported): May 3, 2000


                                HADCO CORPORATION
             (Exact name of Registrant as specified in its charter)


       MASSACHUSETTS                     0-12102                04-2393279
(State or other jurisdiction           (Commission            (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


                     12A MANOR PARKWAY, SALEM, NEW HAMPSHIRE
                    (Address of principal executive offices)

                                      03079
                                   (Zip Code)

                                 (603) 898-8000
               Registrant's telephone number, including area code


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On May 3, 2000, Hadco Corporation, a Massachusetts corporation (the "Company"), Sanmina Corporation, a Delaware corporation ("Sanmina"), and SANM Acquisition Subsidiary, Inc., a Massachusetts corporation and a wholly-owned subsidiary of Sanmina (the "Merger Sub"), amended (the "Amendment") the Agreement and Plan of Merger by and among the Company, Sanmina and Merger Sub dated as of April 17, 2000 (the "Agreement").

     The Amendment identifies the corporate purpose for the surviving corporation following the merger. The other provisions of the Agreement shall remain in full force and effect. The Amendment is attached hereto as Exhibit 2.1 and is hereby incorporated by reference.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         Exhibit No.     Description
         -----------     -----------

         2.1 Amendment No. 1 dated May 3, 2000 to Agreement and Plan of Merger by and among Hadco Corporation, SANM Acquisition Subsidiary, Inc. and Sanmina Corporation dated as of April 17, 2000


         99.1 Agreement and Plan of Merger dated as of April 17, 2000 by and among Hadco Corporation, SANM Acquisition Subsidiary, Inc. and Sanmina Corporation (filed as
                         Exhibit 2.1 to Current Report on Form 8-K, File No. 0-12102, filed on April 18, 2000 and incorporated herein by reference)



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HADCO CORPORATION


May 3, 2000                             By: /s/ F. Gordon Bitter
                                            -----------------------------------
                                            F. Gordon Bitter
                                            Senior Vice President and Chief
                                            Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.         Exhibit
-----------         -------

2.1 Amendment No. 1 dated May 3, 2000 to Agreement and Plan of Merger by and among Hadco Corporation, SANM Acquisition Subsidiary, Inc. and Sanmina Corporation dated as of April 17, 2000

99.1 Agreement and Plan of Merger dated as of April 17, 2000 by and among Hadco Corporation, SANM Acquisition Subsidiary, Inc. and Sanmina Corporation (filed as Exhibit 2.1 to Current Report on Form 8-K, File No. 0-12102, filed on April 18, 2000 and incorporated herein by reference)